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_______________________________________________________________________________


                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) May 18, 1998


WMC SECURED ASSETS CORP. (as company under the Pooling and Servicing Agreement, dated as of June 1, 1998, providing for the issuance of Mortgage Pass-Through Certificates, Series 1998-A)


                            WMC Secured Assets Corp.
                            ------------------------
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        United States               333-41173               95-4683489
------------------------------    -------------      ----------------------
(State or Other Jurisdiction       (Commission       (I.R.S. Employer
of Incorporation)                  File Number)      Identification Number)

6320 Canoga Avenue
Woodland Hills, California                            91367
--------------------------                         ----------
(Address of Principal                              (Zip Code)
Executive Offices)

Registrant's telephone number, including area code (818) 592-2610
                                                   ----- --------


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                                      -2-



     Item 5.   Other Events.
               ------------

          On or about June 5, 1998 (the "Closing Date"), the Registrant intends to cause the issuance and sale of approximately $796,000,000 initial principal amount of Mortgage Pass-Through Certificates, Series 1998-A, Class A, Class M-1, Class M-2, Class B, Class C, Class R-I and Class R-II (collectively, the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of June 1, 1998, by and between the Registrant, as company, WMC Mortgage Corp., as master servicer, and The First National Bank of Chicago, as trustee.

          In connection with the sale of Mortgage Pass-Through Certificates, Series 1998-A, Class A, Class M-1, Class M-2 and Class B (collectively, the "Underwritten Certificates"), the Registrant has been advised by NationsBanc Montgomery Securities LLC, Bear Stearns & Co. Inc., Lehman Brothers Inc., Credit Suisse First Boston Corporation and First Union Capital Markets (together, the "Underwriters") that the Underwriters have furnished to prospective investors a collateral term sheet (the "Collateral Term Sheet") which sets forth certain of the characteristics of a portion of the pool of mortgage loans which will constitute the Trust Fund from which distributions are to be made to the holders of the Underwritten Certificates. The Collateral Term Sheet also advises prospective investors that the information contained therein is solely based upon those mortgage loans identified as of the date of such Collateral Term Sheet as comprising the Trust Fund. However, certain of such mortgage loans may not be included in the final pool of mortgage loans and additional mortgage loans will be transferred to the Trust Fund on the Closing Date or within 90 days thereafter. No information has been provided in the Collateral Term Sheet with respect to such additional mortgage loans. The Collateral Term Sheet with respect to the Underwritten Certificates following the effective date of Registration Statement No. 333-41173 is being filed as an exhibit to this report.

            The information in the Collateral Term Sheet will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.



Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          ------------------------------------------------------------------

     (a)  Financial Statements.
          ---------------------

          Not Applicable.

     (b)  Pro Forma Financial Information.
          --------------------------------

          Not Applicable.
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                                      -3-

     (c)  Exhibits
          --------


Item 601(a) of
Regulation S-K
Exhibit No.                     Description
-----------                     -----------

99.1                            Collateral Term Sheet



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                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    WMC SECURED ASSETS CORP

                                    By:/s/ Todd Wallace
                                       -------------------------
                                    Name: Todd Wallace
                                    Title:  Vice President, Treasurer and
                                            Director


Dated: May 20, 1998
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                                 EXHIBIT INDEX
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Exhibit No.         Description                                         Page
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99.1                Collateral Term Sheet                               6
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